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                                                                    EXHIBIT 10.1

                            THIRTEENTH AMENDMENT AND
                              FORBEARANCE AGREEMENT

         THIS THIRTEENTH AMENDMENT AND FORBEARANCE AGREEMENT (this "Agreement") is made and entered into as of the 15th day of August, 2001, by and among the Lenders (as defined below) party hereto (the "Approving Lenders"), BANK OF AMERICA, N.A., formerly NATIONSBANK, N.A., as agent for the Lenders (the "Agent"), KELLSTROM INDUSTRIES, INC. ("Kellstrom"), and certain Subsidiaries of Kellstrom (together with Kellstrom, the "Borrowers").

                              W I T N E S S E T H :
                               - - - - - - - - - -


         WHEREAS, the Agent, the financial institutions from time to time party thereto (the "Lenders"), Banc of America Securities LLC, formerly NationsBanc Montgomery Securities LLC, as Syndication Agent, and the Borrowers entered into that certain Amended and Restated Loan and Security Agreement, dated as of December 14, 1998 (as amended, the "Loan Agreement"), pursuant to which the Lenders agreed to extend certain financial accommodations to the Borrowers; and

         WHEREAS, pursuant to the Loan Agreement, the Borrowers agreed, among other things, to comply with certain financial covenants; and

         WHEREAS, the Borrowers have violated and continue to violate certain of the financial covenants set forth in the Loan Agreement; and

         WHEREAS, the financial covenants described above were material inducements to the Agent's and Lenders' agreement to enter into the Loan Agreement, and the Agent and Lenders would not have agreed to make loans available to the Borrowers without the assurance that the Borrowers would comply with such covenants; and

         WHEREAS, as a result of such material defaults, the Agent and Lenders have the right, as set forth in the Loan Agreement and the other Loan Documents, to immediately accelerate all of the Secured Obligations and exercise all of their rights and remedies with respect to the Collateral, all without notice to the Borrowers; and




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         WHEREAS, the Borrowers have asked the Agent and Lenders to temporarily forbear from exercising certain of their rights and remedies with respect to the continuing defaults described above; and

         WHEREAS, the Agent and Lenders are willing to grant such temporary forbearance, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement.

         2. The Borrowers acknowledge that they are in default under SECTIONS 11.1(A), (B), (C) and (D) of the Loan Agreement for the Borrowers' fiscal quarter ending June 30, 2001 (the "Specified Defaults"), and that the Agent and Lenders have not waived nor agreed to waive such Specified Defaults. The Borrowers acknowledge that, because of the Specified Defaults, the Agent and Lenders have the right, among other things, to declare all of the Secured Obligations to be immediately due, payable and performable, and to enforce collection of the Secured Obligations by repossessing and disposing of any interest in the Collateral thereunder.

         3. In consideration of the Borrowers' timely and strict compliance with the agreements set forth in the Loan Agreement, and in reliance upon the representations, warranties, agreements and covenants of the Borrowers set forth herein, the Agent and Lenders agree to forbear until October 15, 2001 (the "Forbearance Termination Date") from exercising their rights and remedies under the Loan Agreement and the related Loan Documents as a result of the Specified Defaults; provided, however, that (a) upon written notice from the Agent to Kellstrom at any time to such effect, at the discretion of the Required Lenders, the Forbearance Termination Date shall be amended to October 1, 2001, and (b) the Agent and the Lenders reserve their right, at any time before or after the Forbearance Termination Date, to (i) institute one or more payment blockages or to invoke one or more "standstill" periods with respect to any Subordinated Indebtedness, and to exercise any other rights against the holders of any Subordinated Indebtedness, and (ii) draw upon the AVS Investor Letters of Credit. The Agent and the Lenders reserve their rights and remedies at all times with respect to any Default or Event of Default under the Loan Agreement, any other Loan Document or this Agreement other than the Specified Defaults, whether presently existing or occurring hereafter. At any time on or after the Forbearance Termination Date, the Agent and the Lenders may exercise any of their rights and remedies under or with respect to the Loan Agreement, the related Loan Documents or this Agreement, whether relating to the Specified Defaults or otherwise.

         4. The Borrowers acknowledge and agree that, as of the date hereof, a $25,000 reserve (the "Collateral Reserve") shall be instituted against the Borrowing Base, and such Collateral Reserve shall increase by $25,000 on each Business Day following the date hereof until the Forbearance Termination Date. The Agent may, and at the discretion of the Required Lenders, shall, increase



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such Collateral Reserve in the event the Borrowers fail to timely deliver any cash flow forecast as required by SECTION 10.1(F) of the Loan Agreement.

         5. The Loan Agreement is amended by inserting a new SECTION 8.12(I) as follows:

                  (i) The Borrowers shall deliver to the Agent and to each Lender not later than the 15th day of each calendar month a list of all Receivables which are (i) in excess of $75,000 and (ii) in excess of ninety days past due, such list to set forth the name, address and balance due for each Account Debtor obligated on a Receivable so listed and the status of each Receivable so listed.

         6. The Loan Agreement is amended by deleting SECTION 8.12(D) and replacing it with the following in lieu thereof:

                  (d) BORROWING BASE CERTIFICATE. The Borrowers shall deliver to the Agent and to each Lender, by the third Business Day of each week, a Borrowing Base Certificate prepared as of the close of business on the last Business Day of the immediately preceding week.

         7. The Loan Agreement is amended by adding the following as SECTION 10.1(F):

                  (f) CASH FLOW FORECAST. Not later than August 16, 2001, a twelve week cash flow forecast for the Borrowers and their Consolidated Subsidiaries. The Borrowers shall also furnish to the Agent on the 1st and 15th day of each month, commencing September 1, 2001, a revised rolling twelve week cash flow forecast, including a reconciliation and update to the previous cash flow forecast. Each such cash flow forecast shall be in a form reasonably acceptable to the Agent and the Required Lenders. Should the Borrowers fail to deliver to the Agent a cash flow forecast within two Business Days after the required date, in addition to the remedies set forth in SECTION 12.2, the Agent, in its sole discretion may, and at the direction of the Required Lenders, shall, establish a $1,500,000 reserve against the Borrowing Base, such reserve to be released upon the delivery of such cash flow forecast.

         8. The Loan Agreement is amended by deleting SCHEDULE 6.1(V) and
SCHEDULE 6.1(EE) and replacing such Schedules with new SCHEDULES 6.1(V) and (EE) in the form attached hereto. Without limiting any other obligation or eligibility standard under the Loan Agreement or any other Loan Document, no Inventory (or any Receivables arising therefrom) shall be included in the Borrowing Base unless the Security Interest with respect thereto is perfected (or, with respect to foreign Inventory and Receivables, the Security Interest is perfected to the extent the Agent determines that such perfection is commercially reasonable).

         9. The Borrowers acknowledge and agree that they shall have no right to
(a) request a Eurodollar Rate Loan as set forth in SECTION 2.2(A)(II) of the Loan Agreement, or (b) continue or convert a Loan into a Eurodollar Rate Loan as



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set forth in SECTION 4.13 of the Loan Agreement, until such time as the Agent and the Required Lenders otherwise agree in writing.

         10. The Borrowers acknowledge and agree that, notwithstanding the Agent's and Lenders' agreement to forbear set forth in SECTION 3 above, due to the Specified Defaults, the Loans and other Secured Obligations shall bear interest as set forth in SECTION 4.1(D) of the Loan Agreement unless and until the Agent and the Required Lenders elect, in their sole discretion, to waive all such Specified Defaults, with any such waiver to be in writing.

         11. The Borrowers agree not to terminate the services of Phoenix Management Services without the prior written consent of the Agent and the Required Lenders (it being understood that the Borrowers may replace Phoenix Management Services with another similar consultant reasonably acceptable to the Agent and the Required Lenders with the prior written approval of the Agent and the Required Lenders). The Borrowers also acknowledge and agree that they shall be responsible for all costs and expenses of an additional consultant should the Agent and the Lenders elect to hire such a consultant in connection with the transactions evidenced by the Loan Agreement. Any violation of the terms and conditions of this paragraph by the Borrowers shall constitute an Event of Default.

         12. The Borrowers acknowledge and agree that (a) the Agent may hire local counsel in various foreign countries in which Collateral is located in order to take such actions as the Agent may deem necessary or appropriate to perfect its Security Interest in such Collateral and/or establish the Agent's Security Interest therein as a first-priority Security Interest, (b) the Borrowers shall be responsible for the payment of all reasonable fees and expenses incurred in connection therewith, and (c) based on the advice of such local counsel, the Agent may, in its discretion, remove any Collateral from the Borrowing Base to the extent the Security Interest with respect thereto is not a perfected, first-priority Security Interest. Any failure by the Borrowers to pay any such reasonable fees and/or expenses following demand by the Agent therefor shall constitute an Event of Default.

         13. As consideration for the accommodations set forth herein, the Borrowers agree to provide the Agent and Lenders a business plan, in form acceptable to the Agent in its sole discretion, no later than August 16, 2001. Such plan shall be in a form, and contain such detail, as may be reasonably acceptable to the Agent and the Required Lenders. Any failure by the Borrowers to deliver such a plan by August 16, 2001 shall constitute an Event of Default.

         14. To induce the Agent and Approving Lenders to enter into this Agreement and grant the accommodations set forth herein, the Borrowers hereby represent and warrant that, as of the date hereof, except for the Specified Defaults, there exists no Default or Event of Default.

         15. The Borrowers hereby restate, ratify, and reaffirm each and every term, condition, representation and warranty heretofore made by them under or in connection with the execution and delivery of the Loan Agreement and the other



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Loan Documents, as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Agreement, except to the extent that any such representation or warranty relates solely to a prior date.

         16. Except as expressly set forth herein, the Loan Agreement and the other Loan Documents shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers to the Agent and Lenders.

         17. The Borrowers agree to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Agreement and all other Loan Documents and any other transactions contemplated hereby, including, without limitation, the fees and out-of-pocket expenses of legal counsel to the Agent.

         18. The Borrowers acknowledge that (a) except as expressly set forth herein, neither the Agent nor any Lender has agreed to (and has no obligation whatsoever to discuss, negotiate or agree to) any other restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations, the Loan Agreement or any other Loan Document, (b) no understanding with respect to any other restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations, the Loan Agreement or any other Loan Document shall constitute a legally binding agreement or contract, or have any force or effect whatsoever, unless and until reduced to writing and signed by authorized representatives of each party hereto, and (c) the execution and delivery of this Agreement has not established any course of dealing between the parties hereto or created any obligation or agreement of the Agent or any Lender with respect to any future restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations, the Loan Agreement or any other Loan Document.

         19. To induce the Agent and Approving Lenders to enter into this Agreement and grant the accommodations set forth herein, the Borrowers (a) acknowledge and agree that no right of offset, defense, counterclaim, claim or objection exists in favor of the Borrowers against the Agent or any Lender arising out of or with respect to the Loan Agreement, the other Loan Documents, the Secured Obligations, or any other arrangement or relationship between the Agent, the Lenders and the Borrowers, and (b) release, acquit, remise and forever discharge the Agent, the Lenders, and each of the Agent's and Lenders' affiliates and all of their past, present and future officers, directors, employees, agents, attorneys, representatives, successors and assigns from any and all claims, demands, actions and causes of action, whether at law or in equity, whether now accrued or hereafter maturing, and whether known or unknown, which the Borrowers now or hereafter may have by reason of any manner, cause or things to and including the date of this Agreement with respect to matters arising out of or with respect to the Loan Agreement, the other Loan Documents, the Secured Obligations, or any other arrangement or relationship between the Agent, the Lenders and the Borrowers.

         20. The Borrowers agree to take such further action as the Agent and Approving Lenders shall reasonably request in connection herewith to evidence the agreements herein contained.



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         21. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         22. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns, and legal representatives and heirs, of the parties hereto.

         23. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.



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         IN WITNESS WHEREOF, the below referenced parties have caused this
Agreement to be duly executed as of the date first above written.

                          BORROWERS:

                          Kellstrom Industries, Inc.

                          By:
                             --------------------------------------------------
                          Name:
                               ------------------------------------------------
                          Title:
                                -----------------------------------------------


                          Kellstrom Commercial Aircraft, Inc.

                          By:
                             --------------------------------------------------
                          Name:
                               ------------------------------------------------
                          Title:
                                -----------------------------------------------


                          KELLSTROM SOLAIR, INC.

                          By:
                             --------------------------------------------------
                          Name:
                               ------------------------------------------------
                          Title:
                                -----------------------------------------------


                          CERTIFIED AIRCRAFT PARTS, INC.

                          By:
                             --------------------------------------------------
                          Name:
                               ------------------------------------------------
                          Title:
                                -----------------------------------------------


                          AIRCRAFT 21801, INC.

                          By:
                             --------------------------------------------------
                          Name:
                               ------------------------------------------------
                          Title:
                                -----------------------------------------------




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                                AIRCRAFT 21805, INC.

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


                                AGENT:

                                BANK OF AMERICA, N.A., formerly
                                NationsBank, N.A., as Agent

                                By:
                                   --------------------------------------------
                                     Robert J. Walker
                                     Senior Vice President


                                APPROVING LENDERS:

                                BANK OF AMERICA, N.A., formerly
                                NationsBank, N.A.

                                By:
                                   --------------------------------------------
                                     Robert J. Walker
                                     Senior Vice President


                                UNION PLANTERS BANK, N.A.

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


                                BANK LEUMI LE-ISRAEL B.M., Miami Agency

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------




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                                IBJ WHITEHALL FINANCIAL GROUP

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

                                COMERICA BANK

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


                                MICHIGAN NATIONAL BANK, as successor in
                                interest to MELLON BANK, N.A.

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


                                FIRST UNION NATIONAL BANK

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


                                THE CIT GROUP/BUSINESS CREDIT, INC.

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


                                GENERAL ELECTRIC CAPITAL CORPORATION

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------



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                                NATIONAL BANK OF CANADA, a Canadian chartered
                                bank

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

                                BANKATLANTIC, a Federal Savings Bank

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


                                NATIONAL CITY COMMERCIAL FINANCE, INC.

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


                                PNC BANK, N.A.

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


                                SOUTHTRUST BANK

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------



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                                SUNTRUST BANK, ATLANTA

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------


CONSENTED AND AGREED TO:

KEY PRINCIPAL PARTNERS, L.L.C.

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


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